STOCK REPURCHASE AGREEMENT


     THIS AGREEMENT made and entered into as of this 18th day of May, 1998, by and between GRACO INC., a Minnesota corporation (the "Company"), and David A. Koch, Paul M. Torgerson and U.S. Bank Trust National Association SD, as Trustees of the Trust (the "Trust") administered pursuant to Article V of the Last Will and Testament and Codicil thereto of Clarissa L. Gray deceased ("Seller").


     In consideration of the mutual agreements hereinafter contained and good and valuable other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1

                         PURCHASE AND SALE OF THE SHARES

     Subject to the terms and conditions hereinafter set forth, Seller, in reliance on the representations and warranties of the Company contained herein, hereby agrees to sell, assign and transfer to the Company on the Closing Date (as hereinafter defined), and the Company, in reliance on the representations and warranties of Seller contained herein, hereby agrees to purchase from Seller on the Closing Date, 5,800,000 shares of Common Stock of the Company, par value $1.00 per share (the "Shares"), for a purchase price of $32.91156 per share (the "Per Share Purchase Price"). If the Company declares or pays a dividend on its Common Stock in the form of capital stock or divides or combines its Common Stock (or declares a record date for the division or combination of its Common Stock occurring) after the date of this Agreement and prior to the Closing Date, the parties hereto agree to make appropriate adjustments to the number of Shares being sold and the Per Share Purchase Price to reflect the intent of this Agreement.


                                    ARTICLE 2

                                     PAYMENT

     The aggregate purchase price to be paid to Seller for the Shares shall be $190,887,100 (the "Purchase Price"), which equals the Per Share Purchase Price multiplied by 5,800,000 Shares. At the Closing (as hereinafter defined), upon transfer of the Shares as provided for herein, the Company shall pay the Purchase Price to Seller by wire transfer of immediately available funds to the account of Seller, account no. 180121167365 at U.S. Bank Trust National Association, ABA No. 091000022.


                                    ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller represents and warrants to the Company as follows:

     3.1 Ownership of the Shares; the Trust. Seller is, and at Closing will be, the sole record owner of all Shares, and has all right, title and interest in the Shares, free and clear of any and all liens, pledges, encumbrances, security interests, charges, agreements, restrictions or claims of any kind whatsoever (each a "Lien"), and no Lien will arise as a result of the sale of the Shares to the Company pursuant to this Agreement. There are no options, warrants, purchase rights or other contracts or commitments outstanding that would permit any person to acquire any of the Shares or any interest therein except pursuant to this Agreement, no voting trusts are in existence with respect to such Shares, and no person other than Seller has or shares any voting rights with respect to any Shares. No person has asserted any claim or commenced or threatened any litigation concerning Seller's record title to or any other interest in the Shares. Seller has, and at Closing will have, the legal right, power and authority under the Trust, all laws applicable thereto and otherwise to transfer, assign and deliver the Shares as provided in this Agreement and perform its other obligations under this Agreement free of any claims of persons having vested or contingent interests in the Trust. All of the Shares have been beneficially owned by Seller for at least two years. For purposes of this representation, Shares acquired in stock splits are deemed to have been acquired on the date that the Shares into which such Shares were split or re-split were originally acquired by Seller. The Trust is a trust which was duly created under the laws of the State of Minnesota and which now has its situs in and is validly existing under the laws of the State of South Dakota, the sole trustees of which are set forth in the first sentence of this Agreement.

     3.2 Authorization. The execution, delivery and performance by Seller of this Agreement have been duly authorized by all necessary action on the part of Seller. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
(ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     3.3 Governmental Authorization. The execution, delivery and performance by Seller of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, provided that this Agreement must be filed with the Securities and Exchange Commission.

     3.4 Non-Contravention. The execution, delivery and performance by Seller of this Agreement do not (i) violate the terms of the Trust, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree, or (iii) require any consent or other action (except the action that has been taken by Seller in executing and delivering this Agreement) by, or any notice to, any person under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of Seller under, any agreement, contract, lease, license or other instrument binding upon or applicable to Seller.

     3.5 Litigation. There is no action, suit, investigation or proceeding pending against or, to the knowledge of Seller, threatened against or affecting, Seller or any affiliate of Seller as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

     3.6 Access to Information. Seller has been given the opportunity to ask questions of, and receive answers from, the officers of the Company with respect to the financial performance and prospects of the Company, has reviewed the publicly available information concerning the Company, including without limitation the current and recent market price of common stock of the Company, and has had access to all additional information requested by it concerning the business, operations and financial condition, performance and prospects of the Company. Seller acknowledges that its trustees are familiar with the financial condition, performance and prospects of the Company.

     3.7 Insolvency. No insolvency or bankruptcy proceedings of any nature are pending against or with respect to Seller under the laws of the United States, any state or any foreign jurisdiction.


                                    ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Seller as follows:

     4.1 Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all corporate power necessary to purchase the Shares pursuant to the terms of this Agreement and perform its other obligations under this Agreement.

     4.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as (i) the enforceability of this Agreement may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

     4.3 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement require no action by or in respect of, or filing with, any governmental body, agency or official, provided that this Agreement must be filed with the Securities and Exchange Commission.

     4.4 Non-Contravention. The execution, delivery and performance by the Company of this Agreement do not (i) violate the articles of incorporation or bylaws of the Company, (ii) violate any applicable statute, law, rule, regulation, ordinance, judgment, ruling by a court, writ, injunction, order or decree or (iii) require any consent or other action by, or any notice to, any person under, or constitute a default or create a penalty under, conflict with or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company under, any agreement, contract, lease, license or other instrument binding upon or applicable to the Company, provided that this Agreement must be filed with the Securities and Exchange Commission, and provided further that consents are required under the documents listed in
Schedule 1 hereto in order to avoid defaults or acceleration thereunder.

     4.5 Litigation. There is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company or any subsidiary of the Company as of the date of this Agreement which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

     4.6 No Insolvency. No insolvency or bankruptcy proceedings of any nature are pending against or with respect to the Company under the laws of the United States, any state or any foreign jurisdiction.

     4.7 Minnesota Business Corporation Act. The Company has submitted the question of compliance with Section 302A.551 of the Minnesota Business
Corporation Act to its Board of Directors in good faith and its Board of Directors has determined, pursuant to Section 302A.551, Subd. 1, that the Company will be able to pay its debts in the ordinary course of business after repurchasing the Shares pursuant to the terms of this Agreement.

     4.8 Record Date for Dividend. The Board of Directors has set July 1, 1998 as the record date for the quarterly dividend payable to its shareholders on August 5, 1998.


                                    ARTICLE 5

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     Representations and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder and continue indefinitely, regardless of any investigation made by the parties hereto, and shall be enforceable against the party making the representations and warranties by the party for whose benefit they are made. Such representations and warranties (unless otherwise expressly provided therein to have been made as of the date of this Agreement) shall be deemed to be representations and warranties made as of the Closing Date as well as the date of this Agreement, unless Seller or an officer of the Company, as the case may be, shall deliver a certificate to the contrary prior to the Closing to the party for whose benefit the representation and warranty is made.


                                    ARTICLE 6

                                    COVENANTS

     6.1 Covenants of Seller. During the period which commences on the date hereof and ends on the Closing Date, Seller will not directly or indirectly (i) sell, transfer, dispose of, grant any option or other right with respect to, or otherwise encumber or restrict, (ii) agree to sell, transfer, dispose of, grant any option or other right with respect to, or otherwise encumber or restrict, or
(iii) solicit or entertain offers for the purchase or acquisition of, any of the Shares or any interest therein, except pursuant to this Agreement.

     6.2 Covenants of the Company. The Company shall use its best efforts to obtain the requisite written consents to the purchase by the Company of the Shares under the documents listed on Schedule 1, provided, however, that in using "best efforts", the Company shall not be required to make any monetary payment to any person being asked to provide such a consent.

                                    ARTICLE 7

                              CONDITIONS TO CLOSING

     7.1 Conditions to Obligations of Seller and the Company. The obligations of Seller and the Company to consummate the Closing are subject to the satisfaction of the condition that no provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit the consummation of the Closing.

     7.2 Conditions to Obligation of the Company. The obligation of the Company to consummate the Closing is subject to the satisfaction of the following further conditions (all or any of which may be waived by the Company):

          (i) (A) Seller shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it on or prior to the Closing Date and (B) the representations and warranties of Seller contained in this Agreement shall be true in all material respects at and as of the Closing Date as if made at and as of such date except as expressly stated therein to have been made as of the date of this Agreement.

          (ii) The stock certificates representing the Shares shall have been delivered to the Company properly endorsed or accompanied by properly signed stock powers in form suitable for transfer to the Company of all right, title and interest in the Shares in accordance with the provisions hereof.

          (iii) The Company shall have received at the Closing an opinion dated the Closing Date from Dorsey & Whitney LLP, counsel to Seller, in substantially the form set forth in Exhibit A hereto.

          (iv) The Company shall have obtained a loan, loans or credit availability from one or more financial institutions in the aggregate amount of at least $170,000,000 for the purposes of financing the purchase of the Shares; the Company shall use its best efforts to obtain such a loan, loans or credit availability, provided that the Company shall not be obligated to obtain any such loan or loans or credit availability on terms that are not within the present expectations of the Company.

          (v) The Company shall have received the requisite written consents to the purchase by the Company of the Shares under the documents listed on
     Schedule 1.

          (vi) The purchase of the Shares by the Company shall be in compliance with Section 302A.551 of the Minnesota Business Corporation Act.

          (vii) No certificate shall have been delivered by Seller under Article 5 which establishes that the representation and warranties of Seller contained in this Agreement are untrue in any material respect.

     7.3. Conditions to Obligation of Seller. The obligation of Seller to consummate the Closing is subject to the satisfaction of the following further conditions (all or any of which may be waived by Seller):

          (i) (A) The Company shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it at or prior to the Closing Date and (B) the representations and warranties of the Company contained in this Agreement shall be true in all material respects at and as of the Closing Date as if made at and as of such date except as expressly stated therein to have been made as of the date of this Agreement.

          (ii) Seller shall have received at the Closing an opinion dated the Closing Date from Robert M. Mattison, general counsel to the Company, in substantially the form set forth in Exhibit B hereto.

          (iii) The Purchase Price for the Shares shall have been received by Seller on the Closing Date in accordance with the provisions hereof.

          (iv) The Company shall have received the requisite written consents to the purchase by the Company of the Shares under the documents listed on
     Schedule 1.

          (v) The purchase of the Shares by the Company shall be in compliance with Section 302A.551 of the Minnesota Business Corporation Act.

          (vi) No certificate shall have been delivered by an officer of the Company under Article 5 which establishes that the representations and warranties of the Company contained in this Agreement are untrue in any material respect.


                                    ARTICLE 8

                                     CLOSING

     8.1 Closing and Closing Date. The closing of the sale and purchase of the Shares (the "Closing") shall occur at 10:00 a.m. on July 2, 1998, or such other time or date to which the Company and Seller may agree (the actual date of Closing being the "Closing Date") at the offices of Faegre & Benson LLP in Minneapolis, Minnesota or such other place to which the Company and Seller may agree, provided that if the conditions to Closing in Article 7 shall not have been satisfied in full or waived pursuant to Article 7 by that date and the Company and Seller do not otherwise agree, the Closing shall occur on the first business day after all conditions have been satisfied or waived under Article 7. Notwithstanding anything to the contrary set forth herein, the Closing shall not be held in any jurisdiction in which a stock transfer tax would be applied to any transaction to be consummated at the Closing.

     8.2 Proceedings at Closing. All proceedings to take place and all documents to be executed and delivered by the parties at the Closing shall be deemed to have taken place and been executed and delivered simultaneously, and no proceeding shall be deemed to have taken place nor any document executed or delivered until all have taken place and been executed and delivered.

     8.3 Deliveries at Closing. (a) At Closing, Seller shall deliver to the Company the following:

          (i) certificates representing the Shares, which certificates shall be duly endorsed in blank or, in lieu thereof, shall have affixed thereto stock powers executed in blank, and in form suitable for transfer to the Company; and

          (ii) the opinion of Dorsey & Whitney LLP described above.

     (b) At Closing, the Company shall deliver to Seller the following:

          (i) the Purchase Price as provided above; and

          (ii) the opinion of Robert M. Mattison described above.


                                    ARTICLE 9

                                     BROKERS

     Seller represents to the Company and the Company represents to Seller that except as hereinafter expressly provided, each, respectively, has had no dealings with any broker or finder in connection with the transactions contemplated by this Agreement. Except as expressly provided in Section 12.4, each agrees to indemnify the other and hold the other harmless from and against any and all liability to which the other party may be subjected by reason of any broker's, finder's or similar fee with respect to the transactions contemplated by this Agreement to the extent that such fee is attributable to any action undertaken by or on behalf of the indemnifying party. The Company has engaged Goldman, Sachs & Co. as its financial advisor in connection with the transactions contemplated by this Agreement, the fees of which shall be paid by the Company except to the extent provided in Section 12.4.


                                   ARTICLE 10

                       ADDITIONAL COVENANTS AND AGREEMENTS

     Each of the Company and Seller agrees to cooperate and use its reasonable efforts to cause the transactions contemplated by this Agreement to be consummated on the Closing Date and, in connection therewith, each agrees to furnish such information and access to its books and records as may be required in connection with any filing with, or to obtain any consent, approval or authorization of, any governmental authority or any third party in connection with the consummation of any transaction contemplated hereby, and to execute such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby. With respect to the dividend of the Company to be payable to those shareholders who are shareholders of record on July 1, 1998, Seller and the Company agree that if Closing occurs after July 1, 1998, such dividend will be paid to Seller on August 5, 1998.


                                   ARTICLE 11

                                   TERMINATION

     11.1 Grounds for Termination. This Agreement may be terminated at any time prior to the Closing:

          (i) by mutual written agreement of Seller and the Company;

          (ii) by either of Seller or the Company if the Closing shall not have been consummated on or before August 31, 1998, provided that such failure is not due to the failure of the party seeking to terminate this Agreement to comply in all material respects with its obligations under this Agreement;

          (iii) by Seller, if the conditions set forth in Sections 7.1 or 7.3 shall become impossible to fulfill other than for reasons within the control of Seller, and such conditions shall not have been waived pursuant to Article 7;

          (iv) by the Company,  if the  conditions  set forth in Sections 7.1 or
     7.2 shall become impossible to fulfill other than for reasons within the control of the Company, and such conditions shall not have been waived pursuant to Article 7.

The party desiring to terminate this Agreement shall give written notice of such termination to the other party hereto.

     11.2 Effect of Termination. If this Agreement is terminated as permitted by
Section 11.1, termination shall be without liability of any party (or any trustee, beneficiary, stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement; provided that if such termination shall result from the willful failure of the Company or Seller to fulfill a condition to the performance of the obligations of the other party, failure to perform a covenant of this Agreement or breach by such party of any representation or warranty or agreement contained herein, such party shall be fully liable for any and all damages incurred or suffered by the other party as a result of such failure or breach.

                                   ARTICLE 12

                                  MISCELLANEOUS

     12.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given at the party's address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, request or other communication:

          If to the Company, to:

                  Graco Inc.
                  4050 Olson Memorial Highway
                  Golden Valley, Minnesota  55422
                  Telecopier:  612/623-6944
                  Attention:  Robert M. Mattison

          with a copy to:

                  Faegre & Benson LLP
                  2200 Norwest Center
                  90 South Seventh Street
                  Minneapolis, Minnesota  55402
                  Telecopier:  612/336-3026
                  Attention:  Philip S. Garon, Esq.

          If to Seller, to:

                  U.S. Bank Trust National Association SD
                  P.O. Box 5308
                  Sioux Falls, South Dakota  57117-5308
                  Telecopier:  605/333-3813
                  Attention:  Thomas J. Flynn, President

          with a copy to:

                  Dorsey & Whitney LLP
                  Pillsbury Center South
                  220 South Sixth Street
                  Minneapolis, Minnesota  55402
                  Telecopier:  612/340-8738
                  Attention:  Paul M. Torgerson, Esq.

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

     12.2 Specific Enforcement; Severability. Seller, on the one hand, and the Company on the other, acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Seller and the Company agree that each shall be entitled to an injunction to prevent breaches of the provisions of this Agreement and to enforce specifically all terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which Seller or the Company may be entitled at law or equity. If any provision of this Agreement is in violation of any statute, rule, regulation, order or decree of any governmental authority, court or agency, then such provision shall be modified to the minimum extent necessary so as to cure such violation, and all other provisions hereof shall remain in full force and effect notwithstanding such violation.

     12.3 Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

          (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     12.4 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expense, except that Seller agrees to pay all transactional expenses of the Company relating either to the repurchase of the Shares hereunder (excluding the fees which the Company expressly agreed to pay to Goldman Sachs & Co. previously) or the financing thereof referred to in Section 7.2(iv) (excluding commitment fees to financial institutions), provided that Seller's obligation hereunder to pay such expenses of the Company shall not exceed $100,000 in the aggregate.

     12.5 Press Releases and Public Announcements. Seller and the Company shall mutually agree upon a form of a press release with respect to this Agreement. Seller may not issue any press release or make any public announcement relating to the subject matter of this Agreement without prior approval of the Company. The Company shall not make any public announcement relating to the subject matter of this Agreement without approval by a trustee of Seller except to the extent otherwise required by law or the rules of the New York Stock Exchange.

     12.6 Successors and Assigns; No Third Party Beneficiary. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the written consent of the other party hereto. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     12.7 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto regarding the subject matter hereof.

     12.8 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Minnesota, without regard to the conflicts of law rules of such state.

     12.9 Paragraph Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.10 Exculpation. It is expressly understood and agreed, anything herein to the contrary notwithstanding, that each and all of the representations, covenants, undertakings, warranties and agreements of the undersigned trustees are made and intended not for the purpose or with the intention of binding the undersigned trustees personally but for the purpose of binding only the property of the Trust, and this instrument is executed and delivered by the undersigned trustees not in their own right personally but solely in the exercise of the powers conferred on them as such trustees, and that no personal liability or responsibility is assumed by, nor shall at any time be asserted or enforceable against, the undersigned trustees or their successors, if any, on account of the purpose for which this instrument was executed.

     12.11 Definition of Person. For purposes of this Agreement, a "person" shall mean an individual, partnership, corporation, limited liability company, estate, trust or other entity.

     12.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute one instrument.

            IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the day and year first above written.

                                         GRACO INC.


                                         By: /s/George Aristides
                                             ----------------------------------
                                             George Aristides
                                             Its Chief Executive Officer



                                         /s/David A. Koch
                                         --------------------------------------
                                         David A. Koch


                                         /s/Paul M. Torgerson
                                         --------------------------------------
                                         Paul M. Torgerson


                                         U.S. Bank Trust National Association SD


                                         By: /s/U.S. Bank Trust National
                                             Association SD
                                             -----------------------------------
                                             Its President

                                         As Trustees of the Trust, and NOT
                                         Individually





                                                                       Exhibit A



                                    , 1998


Graco Inc.
4050 Olson Memorial Highway
Golden Valley, MN 55422

Ladies and Gentlemen:

     We have acted as counsel to The Clarissa L. Gray Trust (the "Trust"), a trust created under the last will and testament and codicil thereto of Clarissa
L. Gray, deceased (the "Trust Instrument"), acting by and through its trustees ("Seller"), in connection with the Stock Repurchase Agreement, dated May 18, 1998 (the "Agreement"), between Seller and Graco Inc., a Minnesota corporation. This opinion is being delivered to you pursuant to Section 7.2(iii) of the Agreement. All capitalized terms used in this opinion and not defined herein have the meanings assigned to them in the Agreement.

     We have examined such documents and have reviewed such questions of law as we have considered necessary and appropriate for the purposes of our opinions set forth below. In rendering our opinion below, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to us as copies. We have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto, including the Agreement, other than Seller, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreement or instruments, that such agreements or instruments have been duly authorized by all requisite action (corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to our opinions, we have relied upon certificates of trustees of Seller.

     Our opinions expressed below as to certain factual matters are qualified as being limited "to our knowledge" or by other words to the same or similar effect. Such words, as used herein, mean the actual knowledge of William B. Payne, Stanley M. Rein or Paul M. Torgerson, the attorneys who have represented Seller in connection with the transactions contemplated by the Agreement. No inference as to our knowledge with respect to any matter should be drawn from the fact of our representation of Seller.

     Based on the foregoing, we are of the opinion that:

          1. The Trust is a trust which was duly created under the laws of the State of Minnesota and which now has its situs in and is validly existing under the laws of the State of South Dakota, the sole trustees of which are U.S. Bank Trust National Association SD, David A. Koch and Paul M. Torgerson; and such trustees have the power and authority to execute and deliver, and cause the Trust to perform its obligations under, the Agreement.

          2. The execution, delivery and performance by Seller of the Agreement, including the sale of the Shares to the Company, have been duly authorized by all necessary action on the part of Seller. The Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

          3. The execution, delivery and performance by Seller of the Agreement, including the sale of the Shares to the Company, require no action by or in respect of, or filing with, any governmental body, agency or official; provided that the Agreement must be filed with the Securities and Exchange Commission.

          4. The execution, delivery and performance by Seller of the Agreement do not (i) violate the Trust Instrument, (ii) violate any statute, law, rule, regulation or ordinance applicable to Seller or (iii), to our knowledge, violate any judgment, writ, injunction, order or decree to which Seller is subject.

          5. To our knowledge, there is no action, suit, investigation or proceeding pending or threatened against Seller or the trustees of the Trust which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by the Agreement, including the sale of the Shares to the Company.

          6. To our knowledge, no insolvency or bankruptcy proceedings of any nature are pending against or with respect to Seller under the laws of the United States, any state or any foreign jurisdiction.

          7. Assuming the Company does not have notice of any adverse claim (within the meaning of the Uniform Commercial Code) to the Shares, upon delivery of a certificate or certificates representing the Shares to the Company and payment therefor by the Company, the Company will acquire all the rights of Seller in the Shares free of any adverse claim, including (without limitation) claims of persons having vested or contingent interests in the Trust.

     The opinions set forth above are subject to the following qualifications and exceptions:

     (a) Our opinions in paragraph 2 above are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights,including (without limitation) applicable fraudulent transfer laws.

     (b) Our opinions in paragraph 2 above are subject to the effect of general principles of equity, including (without limitation) concepts of materiality, and reasonableness, good faith and fair dealing by the Company, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

     (c) Minnesota Statutes Section 290.371, Subd. 4, provides that any corporation required to file a Notice of Business Activities Report does not have a cause of action upon which it may bring suit under Minnesota law unless the corporation has filed a Notice of Business Activities Report and provides that the use of the courts of the State of Minnesota for all contracts executed and all causes of action that arose before the end of any period for which a corporation failed to file a required report is precluded. Insofar as our opinion may relate to the valid, binding and enforceable character of any agreement under Minnesota law or in a Minnesota court, we have assumed that any party seeking to enforce such agreement has at all times been, and will continue at all times to be, exempt from the requirement of filing a Notice of Business Activities Report or, if not exempt, has duly filed, and will continue to duly file, all Notice of Business Activities Reports.

     We express no opinion as to the laws of any jurisdiction other than the States of Minnesota and South Dakota and the federal laws of the United States of America; provided, however, that we express no opinion with respect to the applicability of federal and state securities laws or any regulations promulgated thereunder.

     This opinion is being furnished to you solely for your benefit in connection with the transactions described in the Agreement. This opinion may not be relied upon by, nor may copies be delivered to, any other person without our prior written consent.


                                                Very truly yours,



WBP/SMR/TM/law



                                                                       EXHIBIT B


                                 ________  ___, 1998

David A. Koch,
Paul M. Torgerson
and U.S. Bank Trust National Association SD as Trustees of the Trust administered pursuant to
Article V of the Last
Will and Testament and Codicil thereto
of Clarissa L. Gray deceased ("Seller")
P.O. Box 5308
Sioux Falls, South Dakota  57117-5308
Attention:  Thomas J. Flynn, President

Ladies and Gentlemen:

     I am the Vice President, General Counsel and Secretary of Graco Inc., a Minnesota corporation ("Buyer") and have acted as counsel to Buyer, in connection with the preparation, execution and delivery of the Stock Repurchase Agreement dated as of May 18, 1998 (the "Purchase Agreement") by and between Seller and Buyer, pursuant to which Seller has agreed to sell, and Buyer has agreed to repurchase, 5,800,00 issued and outstanding shares (the "Shares") of common stock, par value $1.00 per share, of Buyer owned of record by Seller. This opinion is rendered to you pursuant to Section 7.3(ii), of the Purchase Agreement. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

     I have examined copies of such documents, have made such inquiries and have reviewed such questions of law as I have deemed necessary and appropriate for the purposes of this opinion.

     In rendering my opinion set forth below, I have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures and the conformity to authentic originals of all documents submitted to me as copies. I have also assumed the legal capacity for all purposes relevant hereto of all natural persons and, with respect to all parties to agreements or instruments relevant hereto other than Buyer, including the Purchase Agreement, that such parties had the requisite power and authority (corporate or otherwise) to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action
(corporate or otherwise), executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties. As to questions of fact material to my opinions, I have relied upon the representations made in the Purchase Agreement and upon certificates of officers of Buyer.

     On the basis of the foregoing, and subject to the qualifications and exceptions hereafter set forth, I am of the opinion that:

     (a) Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Minnesota and has all corporate power necessary to purchase the Shares pursuant to the terms of the Purchase Agreement and to perform its other obligations under the Purchase Agreement.

     (b) The execution, delivery and performance by Buyer of the Purchase Agreement, including the purchase of the Shares by Buyer, have been duly authorized by all necessary corporate action on the part of Buyer. The Purchase Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms.

     (c) The execution, delivery and performance by Buyer of the Purchase Agreement, including the purchase of the Shares by Buyer, require no action by or in respect of, or filing, with, any governmental body, agency or official, provided that the Agreement must be filed with the Securities and Exchange Commission.

     (d) The execution and delivery and performance by Buyer of the Purchase Agreement, including the purchase of the Shares by Buyer, do not (i) violate any provision of the Articles or Bylaws of Buyer, (ii) violate any statute, law, rule, regulation or ordinance applicable to Buyer or (iii) to my knowledge, violate any judgment, writ, injunction, order or decree to which Buyer is subject.

     (e) To my knowledge, no action, suit, investigation or proceeding is pending or threatened against Buyer or any subsidiary thereof which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by the Purchase Agreement, including the purchase of the Shares.

     (f) To my knowledge, no insolvency or bankruptcy proceedings of any nature are pending against or with respect to Buyer under the laws of the United States, any state or any foreign jurisdiction.

     The opinions set forth above are subject to the following qualifications and exceptions:

          (1) My  opinions  in  paragraph  (b)  above as to  enforceability  are subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar law of general application affecting creditors' rights, including (without limitation) applicable fraudulent conveyance or transfer laws.

          (2) My opinions in paragraph (b) above as to enforceability are subject to the effect of general principles of equity, including (without limitation) concepts of materiality and reasonableness, good faith and fair dealing by Seller, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law).

          (3) My opinions in paragraphs (a), (b) and (d) above assume that Buyer will be able to pay its debts in the ordinary course of business after purchasing the Shares for purposes of Section 302A.551 of the Minnesota Business Corporation Act.

          (4) My opinions expressed above as to certain factual matters are qualified as being limited "to my knowledge" or by other words to the same or similar effect. Such words, as used herein, mean my actual knowledge.

          (5) My opinions expressed above are limited to the laws of the State of Minnesota and the federal laws of the United States; provided, however, that I express no opinion with respect to the applicability of any of the following types of laws: federal and state securities laws or any regulations promulgated thereunder.

     The foregoing opinions are being furnished to you solely for your benefit in connection with the transactions described in the Purchase Agreement. These opinions may not be relied upon or used by you for any other purpose and may not be relied upon or used by, nor may copies be delivered to, any other person without my prior written consent.



                                           Very truly yours,



                                           Robert M. Mattison


                                   SCHEDULE 1


     1.  Credit   Agreement   between  the  Company  and  First  Bank   National
Association, dated as of October 1, 1990, as amended.

     2. Interest Rate and Currency Exchange Agreement between the Company and Wachovia Bank of Georgia, N.A., dated as of August 11, 1992, as amended and supplemented.

     3. Letter of Credit Agreement between the Company and The Fuji Bank, Limited, dated as of January 1, 1988, as amended.

     4. Letter agreement between GRACO Canada Inc. and The Bank of Nova Scotia, dated as of June 11, 1997 (if a material adverse change is deemed to have occurred in the financial condition of the Company).

     5. Agreement re: Operating Credit Line between GRACO Canada Inc. and The Bank of Nova Scotia, dated as of June 26, 1997 (if a material adverse change is deemed to have occurred in the financial condition of the Company).

     6. Credit facilities established by Banque Bruxelles Lambert for GRACO N.V.

     7. Security Agreement between the State of South Dakota (Board of Economic Development) (the "Board") and the Company, dated as of June 22, 1993 (if (a) in the Board's opinion, a material change in the condition or affairs (financial or otherwise) of the Company has occurred that impairs the Board's security or increases its risks, or (b) the Board deems itself insecure).

     8. The Company has not completed its review of (i) reimbursement and similar agreements backing letters of credit for its benefit or the benefit of one or more of its subsidiaries or (ii) loan and credit arrangements involving one or more of its foreign subsidiaries, which documents may require further consents.